Benchmark Electronics Fourth Quarter and Fiscal Year 2023 Financial Results January 31, 2024

Forward-Looking 2024 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for first quarter and fiscal year 2024 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Fourth Quarter 2023 Results Revenue of $691 million Total revenue impacted by $38 million reduction in supply chain premiums (SCP)* versus the prior year GAAP and non-GAAP** gross margin of 10.3%, expanded 70 basis points year-over-year GAAP operating margin of 4.6% with non-GAAP** of 5.1%, expanded 80 basis points year-over-year GAAP EPS of $0.49 and non-GAAP** EPS of $0.58, above mid-point of guidance range Free Cash Flow of $126 million aided by $57 million sequential reduction in inventory and contract assets Net Debt reduced to $48 million, a $124 million, or 72%, sequential decrease * Component pass-through revenue for supply chain premiums (SCP) with no impact on non-GAAP operating income or EPS ** See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Fiscal Year 2023 Results Revenue of $2.8 billion Total revenue impacted by $209 million reduction in supply chain premiums (SCP)* versus prior year GAAP and non-GAAP** gross margin of 9.5%, expanded 70 basis points year-over-year GAAP operating margin of 3.9% with non-GAAP** of 4.4%, up 80 basis points year-over-year GAAP EPS of $1.79 and non-GAAP** EPS of $2.04 Delivered $97 million in Free Cash Flow, exceeding our annual target range of $70 - $80 million * Component pass-through revenue for supply chain premiums (SCP) with no impact on non-GAAP operating income or EPS ** See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Roop Lakkaraju Chief Financial Officer

Fourth Quarter 2023 GAAP Revenue by Market Sector Q4-23 Dec 31, 2023 Revenue by Mix and Market Sector Sep 30, 2023 Dec 31, 2022 For the Three Months Ended (Dollars in Millions) Sector   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Medical   18% $126   21% $149 (15)%   19% $144 (13%) Semi-Cap   24% $168   23% $165 2%   24% $178 (6%) Aerospace & Defense   15% $102   14% $100 2%   12% $90 13% Industrials   19% $132   21% $154 (14%)   19% $143 (8%) Advanced Computing   14% $95   9% $66 44%   12% $92 3% Next Gen Comms   10% $68   12% $86 (21%)   14% $104 (35%) Total Revenue 100% $691 100% $720 (4%) 100% $751 (8%)

Sector Results Excluding Supply Chain Premiums Q4 2023 (Dollars in Millions) Total Revenue Supply Chain Premiums (SCP) Revenue adjusted for SCP Y/Y adjusted for SCP Medical $126 ($2) $124 (7%) Semi-Cap $168 $0 $168 (5%) Aerospace & Defense $102 $0 $102 15% Industrials $132 ($4) $128 8% Advanced Computing $95 $0 $95 3% Next Gen Comms $68 ($2) $66 (31%) See APPENDIX 3 for a reconciliation of GAAP Sales to non-GAAP Sales Adjusted for Supply Chain Premiums

Fourth Quarter 2023 Financial Summary (Dollars in Millions, except EPS) Dec 31, 2023 Sep 30, 2023 Q/Q Dec 31, 2022 Y/Y Net Sales $691 $720 (4%) $751 (8%) GAAP Gross Margin 10.3% 9.6% 70 bps 9.6% 70 bps GAAP SG&A $35.6 $35.5 0% $39.5 (10%) GAAP Operating Margin 4.6% 4.2% 40 bps 3.6% 100 bps GAAP Diluted EPS $0.49 $0.57 (14%) $0.60 (18%) GAAP ROIC 9.1% 7.1% 200 bps 7.4% 170 bps Net Sales $691 $720 (4%) $751 (8%) Non-GAAP Gross Margin 10.3% 9.6% 70 bps 9.6% 70 bps Non-GAAP SG&A $35.6 $35.5 0% $39.5 (10%) Non-GAAP Operating Margin 5.1% 4.7% 40 bps 4.3% 80 bps Non-GAAP Diluted EPS $0.58 $0.57 2% $0.60 (3%) Non-GAAP ROIC 9.3% 9.4% (10) bps 9.9% (60) bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Fiscal Year 2023 Reported Revenue by Market Sector FY-23 Revenue by Mix and Market Sector For the Twelve Months Ended Dollars in Millions Dec 31, 2023 Dec 31, 2022 Sector   Mix % Revenue   Mix % Revenue Y/Y Medical 20% $557 21% $593 (6%) Semi-Cap   23% $646 25% $722 (11%) Aerospace & Defense   13% $362 12% $348 4% Industrials 21% $596 21% $593 1% Advanced Computing 12% $338 10% $310 9% Next Gen Comms   12% $340 11% $320 6% Total Revenue 100% $2,839 100% $2,886 (2%)

Sector Results Excluding Supply Chain Premiums Fiscal Year 2023 (Dollars in Millions) Total Revenue Supply Chain Premiums (SCP) Revenue adjusted for SCP Y/Y adjusted for SCP Medical $557 ($12) $545 9% Semi-Cap $646 ($3) $643 (9%) Aerospace & Defense $362 ($1) $361 6% Industrials $596 ($32) $564 17% Advanced Computing $338 $0 $338 10% Next Gen Comms $340 ($11) $329 16% See APPENDIX 3 for a reconciliation of GAAP Sales to non-GAAP Sales Adjusted for Supply Chain Premiums

Fiscal Year 2023 Financial Summary (Dollars in Millions, except EPS) Dec 31, 2023 Dec 31, 2022 Y/Y (%) Net Sales $2,839 $2,886 (2%) GAAP Gross Margin 9.5% 8.8% 70 bps GAAP SG&A $147.0 $150.2 (2%) GAAP Operating Margin 3.9% 3.1% 80 bps GAAP Diluted EPS $1.79 $1.91 (6%) GAAP ROIC 9.1% 7.4% 170 bps Net Sales $2,839 $2,886 (2%) Non-GAAP Gross Margin 9.5% 8.8% 70 bps Non-GAAP SG&A $147.0 $150.4 (2%) Non-GAAP Operating Margin 4.4% 3.6% 80 bps Non-GAAP Diluted EPS $2.04 $2.09 (2%) Non-GAAP ROIC 9.3% 9.9% (60) bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-Based Compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (Dollars in Millions, except EPS) See APPENDIX 1 and APPENDIX 2 for reconciliations of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update Q4-23 Q3-23 Q2-23 Q1-23 Q4-22 Accounts Receivable Days 59 60 59 60 59 Contract Asset Days 23 24 23 25 22 Inventory Days 99 100 102 111 97 Accounts Payable Days (53) (53) (56) (60) (56) Advance Payments from Customer Days (30) (26) (25) (27) (26) Cash Conversion Cycle Days 98 105 103 109 96

Liquidity Update (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex Debt Structure (In Millions) Dec 31, 2023 Senior Secured Term Loan $127 Revolving Credit Facility Drawn Amount $205 * Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Strong balance sheet and leverage ratio Working down inventory to help drive free cash flow Significantly reduced net debt position in the quarter For the Twelve Months Ended For the Three Months Ended (In Millions) Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Sep 30, 2023 Dec 30, 2022 Cash Flows from (used in) Operations $174 ($177) $137 $38 ($53) FCF (1) $97 ($224) $126 $18 ($66) Cash $283 $207 $283 $261 $207 International $270 $168 $270 $238 $168 US $13 $39 $13 $23 $39

Capital Allocation Update Capital Expenditures Share Repurchases In FY 2023, paid $78 million in capital expenditures Since 2018, invested $305 million in additions to property, plant and equipment and software Capital expenditures tightly aligned to future organic growth objectives Cash Dividends In FY 2023, paid cash dividends of $23 million Since 2018, paid cumulative cash dividends of $136 million Committed to supporting return of capital via consistent dividend payments No share repurchases in FY 2023 but plan to resume in FY 2024 Since 2018, 15.7 million shares repurchased for $409 million Approximately $155 million remains available under Board authorized share repurchase program Capex for Fiscal Year 2024 expected to be $55 - $65 million Continuing to support current dividend Will evaluate share repurchases opportunistically

First Quarter 2024 Guidance Q1 2024 Net Sales $625 - $665 million Gross Margin – non-GAAP 9.8% - 10.2% Operating Margin – non-GAAP 4.5% - 4.7% Other Expenses, Net $8.5 million Effective Tax Rate 23% – 25% Diluted EPS – GAAP $0.32 - $0.38 Diluted EPS – non-GAAP $0.42 - $0.48 Diluted Weighted-Average Shares ~ 36.0 million This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook 1H 2024 Sector Commentary Semi-Cap Early signs of a potential recovery late 2024, but first half expected to remain consistent with recent levels We continue to out-perform the market and are winning new business Medical Seeing broad-based softness across the industry driven by inventory re-balancing and demand normalization New win momentum in recent quarters driven by near-shoring Industrials Demand reduction coupled with inventory rebalancing expected to weigh on performance in 1H 2024 Continuing to invest given the market opportunity Aerospace & Defense Commercial aerospace remains strong Defense is benefitting from ramp of existing programs and broadening of new wins within our customer base Next Gen Comms Reductions in capital spending are broadly impacting the sector Demand expected to remain challenged throughout 2024 Advanced Computing Large HPC build completing in Q1 2024 Working new opportunities to drive future revenue growth

Summary 2023 was a year of strong execution Generated $97 million in Free Cash Flow Invested to exploit the Semi-Cap secular growth opportunity Delivered on Gross and Operating Margin expansion Significantly reduced Net Debt 2024 objectives Manage volatility while continuing to progress to our target model profitability Continue to work down inventory, driving positive Free Cash Flow Return capital to investors in the form of continued dividends and opportunistic share repurchasing

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Dollars in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums

(Dollars in Millions) – (UNAUDITED) APPENDIX 3 - Reconciliation of Supply Chain Premiums by Sector